UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 5, 2023 (May 3, 2023)
Commission File Number 1-3671
GENERAL DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			13-1673581
State or other jurisdiction of incorporation or organization			I.R.S. Employer Identification No.

11011 Sunset Hills Road	Reston,	Virginia	20190
Address of principal executive offices			Zip code

(703) 876-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The results of voting on Proposals 1 through 7 (as numbered in the company’s 2023 Proxy Statement) submitted to the company’s shareholders for consideration at the Annual Meeting of Shareholders held on May 3, 2023, are set forth below.

Proposal 1. In an uncontested election, each of the following nominees was elected to the Board of Directors (the “Board”), according to the following votes:

	For	Against	Abstain	Broker Non-Votes
Richard D. Clarke	227,427,081	1,357,956	207,861	23,308,928
James S. Crown	213,873,226	14,916,287	203,385	23,308,928
Rudy F. deLeon	225,826,507	2,955,766	210,625	23,308,928
Cecil D. Haney	211,299,068	17,491,329	202,501	23,308,928
Mark M. Malcolm	227,604,147	1,173,936	214,815	23,308,928
James N. Mattis	224,894,752	3,895,372	202,774	23,308,928
Phebe N. Novakovic	219,631,423	9,151,050	210,425	23,308,928
C. Howard Nye	225,564,757	3,213,204	214,937	23,308,928
Catherine B. Reynolds	227,549,487	1,229,447	213,964	23,308,928
Laura J. Schumacher	222,776,683	5,996,061	220,154	23,308,928
Robert K. Steel	225,018,095	3,754,778	220,025	23,308,928
John G. Stratton	178,627,776	50,140,051	225,071	23,308,928
Peter A. Wall	225,032,298	3,742,821	217,779	23,308,928

Proposal 2. Shareholders approved the amendment to the company’s Delaware charter to limit the liability of officers as permitted by law.

	For	Against	Abstain	Broker Non-Votes
Approval of Amendment to Delaware Charter to Limit Liability of Officers as Permitted by Law	205,866,015	22,778,837	348,046	23,308,928

Proposal 3. Shareholders approved, on an advisory basis, the selection of KPMG LLP as the company’s independent auditor for 2023.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to Approve KPMG as Independent Auditor	248,041,089	4,020,972	239,765	—

Proposal 4. Shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers (“NEOs”), as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2023 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables, accompanying footnotes and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to Approve Executive Compensation	220,202,167	8,344,257	446,474	23,308,928

Proposal 5. Shareholders recommended, on an advisory basis, that Future Advisory Compensation Votes (as defined in the 2023 Proxy Statement) be held every year.

	Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
Advisory Vote on Frequency of Future Advisory Compensation Votes	201,161,873	317,266	27,203,055	310,704	23,308,928

In accordance with our shareholders’ recommendation to hold Future Advisory Compensation Votes every year, as well as our Board’s policy to hold advisory votes to approve the compensation paid to the company’s NEOs on an annual basis, the company has determined that it is in the best interests of the company and its shareholders to hold an advisory vote to approve executive compensation every year.

Proposal 6. Shareholders rejected a shareholder proposal requesting that the Board publish a report with the results of a Human Rights Impact Assessment relating to actual and potential human rights impacts associated with the company’s products and services.

	For	Against	Abstain	Broker Non-Votes
Shareholder Proposal to Request a Human Rights Impact Assessment	57,073,745	170,298,302	1,620,851	23,308,928

Proposal 7. Shareholders rejected a shareholder proposal requesting that the Board adopt an enduring policy, and amend the company’s governing documents as necessary in order that two separate people hold the office of Chairman and the office of Chief Executive Officer.

	For	Against	Abstain	Broker Non-Votes
Shareholder Proposal to Require an Independent Board Chairman	90,331,933	138,300,426	360,539	23,308,928

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: May 5, 2023